                                                                                                          Exhibit (99.1)
                                                                                                                 Page 1
                                                     SUMMIT BANCORP.
                                               CONSOLIDATED BALANCE SHEETS
                                                        Unaudited
                                                  (dollars in thousands)

                                                                                 March 31,    December 31,     March 31,
                                                                                   1997           1996            1996
                                                                              -------------   ------------   ------------

Assets
Cash and due from banks                                                    $       968,930 $    1,256,684 $    1,122,977
Federal funds sold and securities purchased
   under agreements to resell                                                      188,800        111,143         41,892
Interest bearing deposits with banks                                                13,457         24,825         36,338
Securities:
   Trading account securities                                                       33,806         26,376         49,755
   Securities available for sale                                                 3,075,384      2,670,414      2,476,859
   Securities held to maturity                                                   3,089,987      3,217,384      3,471,920
                                                                              -------------   ------------   ------------
       Total securities                                                          6,199,177      5,914,174      5,998,534
Loans (net of unearned discount):
   Commercial                                                                    5,616,090      5,266,665      5,354,519
   Commercial mortgage                                                           2,395,650      2,313,610      2,456,852
   Residential mortgage                                                          3,829,124      3,795,752      3,551,936
   Consumer                                                                      3,655,081      3,443,568      3,192,783
                                                                              -------------   ------------   ------------
        Total loans                                                             15,495,945     14,819,595     14,556,090
   Less: Allowance for loan losses                                                 277,011        267,719        280,590
                                                                              -------------   ------------   ------------
        Net loans                                                               15,218,934     14,551,876     14,275,500
                                                                              -------------   ------------   ------------
Premises and equipment                                                             201,363        204,953        213,192
Accrued interest receivable                                                        139,880        140,368        136,227
Due from customers on acceptances                                                   17,915         15,671         19,838
Other assets                                                                       490,889        448,318        485,278
                                                                              -------------   ------------   ------------
Total Assets                                                               $    23,439,345 $   22,668,012 $   22,329,776
                                                                              =============   ============   ============

Liabilities and Shareholders' Equity
Deposits                                                                   $    18,831,534 $   18,374,986 $   18,093,804
Other borrowed funds                                                             1,374,190      1,338,734      1,568,639
Accrued expenses and other liabilities                                             300,215        271,510        375,540
Accrued interest payable                                                            67,434         50,261         56,428
Bank acceptances outstanding                                                        17,915         15,671         19,838
Long-term debt                                                                     680,257        689,977        398,605
Capital trust pass-through securities                                              150,000              -              -
                                                                              -------------   ------------   ------------
Total liabilities                                                               21,421,545     20,741,139     20,512,854
Shareholders' equity:
   Preferred stock: Series B and C                                                       -              -         42,620
   Common stock par value $1.20:  Authorized 130,000,000 shares;
        issued and outstanding 98,450,950 at March 31, 1997; 93,962,565
        at December 31, 1996 and 93,398,970 at March 31, 1996                      118,141        112,755        112,079
    Surplus                                                                        926,802        881,483        869,307
    Retained earnings                                                              984,161        927,672        794,948
    Net unrealized gain (loss) on securities, net of tax                           (11,304)         4,963         (2,032)
                                                                              -------------   ------------   ------------
Total shareholders' equity                                                       2,017,800      1,926,873      1,816,922
                                                                              -------------   ------------   ------------
Total Liabilities and Shareholders' Equity                                 $    23,439,345 $   22,668,012 $   22,329,776
                                                                              =============   ============   ============

See accompanying Notes to Consolidated Financial Statements.


                                                                                         Exhibit (99.1)
                                                                                                Page 2
                                             SUMMIT BANCORP.
                                    CONSOLIDATED STATEMENTS OF INCOME
                                                Unaudited
                              (dollars in thousands, except per share data)
                                                                                  Three Months Ended
                                                                                       March 31,
                                                                              -------------------------
                                                                                  1997          1996
                                                                              -----------   -----------
Interest Income
Loans                                                                       $    309,338  $    295,129
Securities:
   Trading account securities                                                        373           568
   Securities available for sale                                                  44,702        39,211
   Securities held to maturity                                                    50,098        51,539
                                                                              -----------   -----------
     Total securities                                                             95,173        91,318
Federal funds sold and securities purchased under agreements to resell               877         1,115
Deposits with banks                                                                  174           191
                                                                              -----------   -----------
     Total interest income                                                       405,562       387,753
                                                                              -----------   -----------
Interest Expense
  Savings and time deposits                                                      124,408       123,601
  Commercial certificates of deposit $100,000 and over                             8,387        10,541
  Borrowed funds and long-term debt                                               32,710        27,620
                                                                              -----------   -----------
      Total interest expense                                                     165,505       161,762
                                                                              -----------   -----------
      Net interest income                                                        240,057       225,991
  Provision for loan losses                                                       14,500        15,500
                                                                              -----------   -----------
      Net interest income after provision for loan losses                        225,557       210,491
                                                                              -----------   -----------
Non-Interest Income
  Service charges on deposit accounts                                             26,271        23,456
  Service and loan fee income                                                     10,718        10,569
  Trust income                                                                    11,329         9,243
  Securities gains                                                                 1,140           757
  Trading account gains                                                              432            31
  Other                                                                           15,546        14,207
                                                                              -----------   -----------
      Total non-interest income                                                   65,436        58,263
Non-Interest Expenses
  Salaries                                                                        64,610        62,992
  Pension and other employee benefits                                             23,049        23,927
  Occupancy, net                                                                  16,855        20,241
  Furniture and equipment                                                         16,836        15,633
  Communications                                                                   7,834         7,252
  Deposit insurance premium                                                          905         1,226
  Restructuring charges                                                           26,500       110,700
  Other                                                                           32,663        30,764
                                                                              -----------   -----------
     Total non-interest expenses                                                 189,252       272,735
                                                                              -----------   -----------
     Income (loss) before income taxes                                           101,741        (3,981)
  Federal and state income taxes (benefit)                                        35,256        (1,742)
                                                                              -----------   -----------
Net Income (loss)                                                           $     66,485  $     (2,239)
                                                                              ===========   ===========

Net Income (loss) Per Common Share                                          $       0.68  $      (0.03)
                                                                              ===========   ===========

Average Common Shares Outstanding (in thousands)                                  98,271        93,134
                                                                              ===========   ===========

See accompanying Notes to Consolidated Financial Statements.

                                                            Exhibit (99.1)
                                                                   Page 3


                            SUMMIT BANCORP.
       Notes to Consolidated Balance Sheets and  Statements of Income
                             (Unaudited)


1.)  Completed and Pending Acquisitions

     On March 1, 1997, Summit Bancorp. completed its acquisition of B.M.J. Financial Corp. This acquisition was accounted for as a
     pooling of interests and was recorded as an	adjustment to
     beginning shareholders equity at January 1, 1997. Central Jersey
     Financial	Corporation was completed on December 7, 1996, and
     was accounted for as a purchase,	with its assets and results
     of operations included from that date. Garden State Bancshares,
	    Inc. was acquired on January 16, 1996, and the Flemington
     National Bank and Trust	Company was acquired on February 23,
     1996.  Both of these smaller acquisitions were	accounted for
     as poolings of interest and were recorded as adjustments to
     beginning	shareholders' equity at January 1, 1996.  With the
     March 1, 1996 acquisition of the	Summit Bancorporation, the
     Company changed its name to Summit Bancorp. This acquisition was accounted for as pooling of interests and all financial
     information has	been restated to reflect the combined results
     of operations.

	    On February 27, 1997, Summit entered into an Agreement and Plan
     of Merger with	Collective Bancorp, Inc. ("Collective")
     pursuant to which Collective will be merged with	and into
     Summit, and shares of Collective's common stock will be
     converted into whole	shares of Summit's common stock and cash
     in lieu of fractional shares based on an	exchange ratio of
     Summit common to Collective common of .895.  The merger is
			  expected to be	consummated during the third quater or 1997.

2.)  Restructuring Charges

     Restructuring charges were recorded in the first quarter of
     1997 for merger-related	expenses of $26.5 million ($16.7
     million, or $.17 per common share, after tax) for B.M.J.
		   Financial Corp.  Restructuring charges were recorded in the
     first quarter of 1996 for	merger related expenses of $110.7
     million ($70.0 million, or $.75 per common share,	after tax)
     for The Summit Bancorporation, The Flemington National Bank and
     Trust Company and Garden State Bancshares.  Also included in
     the restructuring charges were	costs relating to the closing
     of select full-service branches in conjunction with the
			  supermarket branch initiative.